UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2008

Q.E.P. CO., INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21161	13-2983807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Broken Sound Parkway, NW Suite A

Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-994-5550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As disclosed in Item 5.02 below, in conjunction with Stuart F. Fleischer’s termination of employment with Q.E.P. Co., Inc. (the “Company”) as its Chief Financial Officer, Senior Vice President and Treasurer effective August 7, 2008, the Employment Letter Agreement between the Company and Mr. Fleischer dated July 14, 2006 (the “Employment Agreement”) was terminated effective August 7, 2008. Pursuant to the terms of the Employment Agreement, Mr. Fleischer will be entitled to: (i) thirty days compensation based on his current base salary, or $25,000, (ii) six months compensation based on his current base salary, or $150,000, (iii) the final installment of his fiscal year 2008 bonus payment, or $25,000 and (iv) payment for four weeks accrued unused vacation time for the current year, or $23,077.

The preceding summary of Mr. Fleischer’s Employment Agreement is qualified in its entirety by the full text of such agreement, a copy of which is filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 23, 2006 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2008, Stuart F. Fleischer’s employment with the Company as its Chief Financial Officer, Senior Vice President and Treasurer, terminated.

On August 8, 2008, the Company appointed Richard A. Brooke, 60, to serve as the Company’s Chief Financial Officer, Senior Vice President and Treasurer, effective immediately. Mr. Brooke has served as a Senior Vice President of the Company since January 2006. Mr. Brooke was an independent management consultant providing strategic and financial planning, restructuring and technology solution services from 1989 to 2006. Prior to 1989, Mr. Brooke was the Chief Financial Officer of Sahlen & Associates, Inc., a leading U.S. provider of security services; Chief Financial Officer of Biogen, Inc., a global biotechnology leader; and a Partner with Deloitte Haskins & Sells, a worldwide audit, tax and consulting professional services firm.

On August 12, 2008, the Company issued a press release announcing the appointment by the Board of Directors on August 8, 2008 of Richard A. Brooke, 60, to serve as the Company’s Chief Financial Officer, Senior Vice President and Treasurer, effective immediately.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

As described in Item 5.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release by Q.E.P. Co., Inc. dated August 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q.E.P. Co., Inc.

Dated: August 12, 2008	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Chairman of the Board of Directors and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release by Q.E.P. Co., Inc. dated August 12, 2008.